FTVIP SA-4

04/11

SUPPLEMENT DATED APRIL 19, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2010

OF

franklin templeton variable insurance products trust

The Statement of Additional Information is amended as follows:

The “Management Fee Rates” table under Management and Other Services, page 66 is revised by substituting the following fee rates for Templeton Developing Markets Securities Fund:

Fund	Management Fee Rates

Developing Markets Securities Fund	From May 1, 2010 to April 30, 2011, the fee rates were are follows:
1.25% of the value of net assets up to and including $500 million
1.20% of the value of net assets over $500 million up to and including $3 billion;
1.15% of the value of net assets over $3 billion up to and including $4 billion;
1.10% of the value of net assets over $4 billion up to and including $15 billion;
1.05% of the value of net assets over $15 billion up to and including $20 billion;
1.00% of the value of net assets over $20 billion.
For periods starting on May 1, 2011, the fee rates are as follows:
1.10% of the value of net assets up to and including $1 billion;
1.05% of the value of net assets over $1 billion up to and including $5 billion;
1.00% of the value of net assets over $5 billion up to and including $10 billion;
0.95% of the value of net assets over $10 billion up to and including $15 billion;
0.90% of the value of net assets over $15 billion up to and including $20 billion; and
0.85% of the value of net assets over $20 billion.

Please retain this supplement for future reference.